UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

       Date of Report (Date of earliest event reported) November 30, 2009

                                 Hydromer, Inc.
                                 --------------
             (Exact name of registrant as specified in its chapter)

          New Jersey                0-10683                     22-2303576
          ----------                -------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

35 Industrial Parkway

            Branchburg, N.J.                                         08876
            ----------------                                         -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code       (908) 722 - 5000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  )  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240-13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Press Release Announcing the sales of the Medical OEM Business to Forefront Medical Technologies

                                 EXHIBIT INDEX

           Exhibit No.           Description of Exhibit
           -----------           ----------------------

           99.40                Press Release issued November 30, 2009

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Hydromer, Inc.
                                                    _______________________
                                                        Registrant

                                                       /s/ Robert Y. Lee
                                                    _______________________
                                                         Robert Y. Lee
Date    December 1, 2009                           Chief Financial Officer
     _________________________

         HYDROMER, INC. SELLS MEDICAL OEM BUSINESS TO FOREFRONT MEDICAL

BRANCHBURG, NJ--(November 30, 2009) - Hydromer, Inc. (OTCBB: HYDI) announces the sale of its Private Label Jejunostomy Catheter and Nasogastric Feeding Catheter business to Forefront Medical Technologies. Forefront Medical Technologies is a wholly owned subsidiary of Vicplas International Limited, a company registered in the Republic of Singapore.

Under the terms of this agreement Forefront Medical Technologies ("Forefront") will pay US$800,000 in cash to Hydromer, Inc.'s wholly owned subsidiary Biosearch Medical Products, Inc. ("Biosearch"). $400,000 was payable upon the effective date and the second $400,000 is held in escrow until the transition is complete. The agreement also calls for Biosearch to assign certain customer supply agreements to Forefront and for a 3 year non-compete provision. Biosearch will continue to manufacture these products during the transition at an agreed upon transfer price.

In addition, a separate supply agreement has been entered between the two parties for the Hydromer(R) hydrophilic coating solution used on those products.

"This transaction was essential for our strategic realignment allowing us to reclaim valuable medical clean room space for our higher margin core business of medical coating services," commented Martin von Dyck, President of Biosearch and Executive Vice President of Hydromer, Inc., adding, "In addition to providing us with an enhanced ability to focus on the medical coatings business and bolstering our balance sheet, we are now in a much stronger position to self finance our continued R&D and marketing efforts in our diversified product portfolio of T-HEXX(R) animal hygiene, Cosmetics and Industrial coating technologies."

Hydromer, Inc. is a technology-based company involved in the research and development, manufacture and commercialization of specialized polymer and hydrogel products for medical device, pharmaceutical, animal health, cosmetic, personal care, and industrial uses. For the latest information about Hydromer, Inc. and its products, please visit our web site at http://www.hydromer.com. For additional information please contact: Martin von Dyck, 908-722-5000, Executive Vice President.

For additional information please contact:

Martin von Dyck
Executive Vice President
908-722-5000